UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2017

COMMERCE UNION BANCSHARES, INC
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-37391

Tennessee	37-1641316
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1736 Carothers Parkway, Suite 100, Brentwood, TN 37027
(Address of principal executive offices)

(615) 221-2020
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	⃞

ITEM 2.02  Results of Operations and Financial Condition.

On April 26, 2017, Commerce Union Bancshares, Inc. (“CUBN”) issued a press release announcing financial information for its first quarter ended March 31, 2017.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

ITEM 9.01. Financial Statements and Exhibits.

         (d)         Exhibits.

                       99.1      Press Release issued by Commerce Union Bancshares, Inc., dated April 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.
(Registrant)

Date:	April 26, 2017	By:	/s/	William R. DeBerry
William R. DeBerry
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Press release issued by Commerce Union Bancshares, Inc. dated April 26, 2017.